SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC  20549


                                 FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):
                            February 11, 1999



                        CAPITAL CITY BANK GROUP, INC.
          (Exact name of registrant as specified in its charter)

         Florida                     0-13358              59-2273542
(State of Incorporation)    (Commission File Number)    (IRS Employer
                                                      Identification No.)


        217 North Monroe Street, Tallahassee, Florida        32301
         (Address of principal executive offices)         (Zip Code)


      Registrant's telephone number, including area code: (850) 671-0300


          (Former Name or Former Address, if Changed Since Last Report)


                       CAPITAL CITY BANK GROUP, INC.

                                FORM 8-K
                             CURRENT REPORT


Item 5.  Other Events

Capital City Bank Group, Inc. (the "Company") reports the events described in Exhibit 99.1 and incorporates Exhibit
99.1 by reference into this Item 5.

Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits

(c)  Exhibits.

2.1  Agreement and Plan of Merger, dated as of February 11,
1999, by and among the Company, Grady Holding Company and First National Bank of Grady County.

99.1  Copy of the Company's Press Release issued February 12, 1999.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:  March 25, 1999


By: /s/ J. Kimbrough Davis
J. Kimbrough Davis,
Executive Vice President
and Chief Financial Officer


                        CAPITAL CITY BANK GROUP, INC.

                         Current Report on Form 8-K

                               Exhibit Index

Exhibit No.    Description

   2.1 Agreement and Plan of Merger, dated as of February 11, 1999, by and among the Company, Grady Holding Company and First National Bank of Grady County.

   99.1        Copy of the Company's Press Release issued February 12, 1999.